Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 140.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 20.1%
Altice France SA 10.801% (TSFR3M + 5.500%) due 08/15/2028 ~		$399	$300
Cohesity
TBD% due 03/08/2031 «µ		106	106
TBD% due 03/08/2031 «		1,000	1,000
CoreWeave Compute Acquisition Co. LLC TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		1,300	1,301
Diamond Sports Group LLC TBD% due 05/25/2026 «		575	478
Envision Healthcare Corp.
11.078% due 07/20/2026 «		226	226
13.203% due 11/03/2028 «		1,961	2,030
First Brands Group LLC TBD% due 03/30/2027		919	911
Forward Air Corp. TBD% due 12/19/2030		400	398
Gateway Casinos & Entertainment Ltd.
12.531% due 10/18/2027	CAD	238	179
13.221% due 10/15/2027		$1,091	1,108
Lealand Finance Co. BV 7.960% due 06/30/2027		7	4
Lealand Finance Co. BV (5.969% Cash and 3.000% PIK) 8.969% due 12/31/2027 (b)		72	28
Modena Buyer LLC 9.104% due 07/01/2031		300	288
MPH Acquisition Holdings LLC 9.569% due 09/01/2028		197	150
Poseidon Bidco SASU 8.345% (Euribor 3MO + 5.000%) due 03/13/2030 ~	EUR	400	345
Promotora de Informaciones SA 8.648% (Euribor 3MO + 4.970%) due 06/30/2026 «~		1,800	2,004
Softbank Vision Fund II 6.000% due 12/23/2025 «		$625	617
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	2,780	1,019
Syniverse Holdings, Inc. 11.604% due 05/13/2027		$2,055	2,035
U.S. Renal Care, Inc. 9.960% due 06/20/2028		1,580	1,446
Unicorn Bay 13.000% due 12/31/2026 «	HKD	7,789	1,008
Wesco Aircraft Holdings, Inc. 13.445% (TSFR3M + 8.600%) due 10/31/2024 «~		$1,086	1,162
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		417	273
Windstream Services LLC 11.195% due 09/21/2027		230	230

Total Loan Participations and Assignments (Cost $19,712)			18,646

CORPORATE BONDS & NOTES 36.8%
BANKING & FINANCE 9.3%
Adler Financing SARL 12.500% due 12/31/2028 (b)	EUR	658	764
Adler Real Estate AG 3.000% due 04/27/2026		1,300	1,381
Alliant Holdings Intermediate LLC 6.500% due 10/01/2031		$450	455
Ambac Assurance Corp. 5.100% due 12/31/2099 (g)		13	17
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		200	192
Banca Monte dei Paschi di Siena SpA 8.000% due 01/22/2030 •	EUR	120	135
CI Financial Corp. 7.500% due 05/30/2029		$900	939
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (b)	EUR	141	63
Credit Suisse AG AT1 Claim		$200	25
Hestia Re Ltd. 14.626% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		250	234

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

IntegrityRe Ltd. 27.546% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		100	107
Intesa Sanpaolo SpA 7.200% due 11/28/2033		500	570
Janus Henderson U.S. Holdings, Inc. 5.450% due 09/10/2034		450	448
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	100	108
Sanders Re Ltd. 17.546% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		$250	222
SVB Financial Group
1.800% due 02/02/2031 ^(c)		280	164
4.345% due 04/29/2028 ^(c)		100	58
4.570% due 04/29/2033 ^(c)		200	117
Synchrony Financial 5.935% due 08/02/2030 •		900	925
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (b)	EUR	967	304
Uniti Group LP
6.000% due 01/15/2030 (i)		$1,127	963
10.500% due 02/15/2028 (i)		440	470
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		1,242	0

			8,661

INDUSTRIALS 24.0%
Alta Equipment Group, Inc. 9.000% due 06/01/2029		500	448
Altice France Holding SA
8.000% due 05/15/2027	EUR	200	70
10.500% due 05/15/2027		$600	208
Altice France SA
4.125% due 01/15/2029	EUR	100	78
5.125% due 01/15/2029		$200	141
5.125% due 07/15/2029		600	422
5.500% due 01/15/2028		200	146
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (b)		401	430
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (b)(i)		731	849
Connect Finco SARL 9.000% due 09/15/2029		450	436
Directv Financing LLC 5.875% due 08/15/2027		200	196
DISH DBS Corp.
5.250% due 12/01/2026		2,000	1,852
5.750% due 12/01/2028		100	88
Ecopetrol SA 8.375% due 01/19/2036		30	31
Exela Intermediate LLC (5.750% Cash and 5.750% PIK) 11.500% due 04/15/2026 (b)		15	3
GN Bondco LLC 9.500% due 10/15/2031 (i)		500	527
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (i)		1,925	1,847
JetBlue Airways Corp. 9.875% due 09/20/2031 (i)		1,434	1,512
Matador Resources Co. 6.250% due 04/15/2033		400	394
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 (i)		300	201
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (i)		1,000	948
Noble Finance LLC 8.000% due 04/15/2030		400	413
OEG Finance PLC 7.250% due 09/27/2029	EUR	400	454
Petroleos Mexicanos
6.700% due 02/16/2032 (i)		$100	90
6.840% due 01/23/2030		200	185
8.750% due 06/02/2029		306	310
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (i)		400	413
Royal Caribbean Cruises Ltd. 5.625% due 09/30/2031		450	456
Service Corp. International 5.750% due 10/15/2032		450	454
Topaz Solar Farms LLC
4.875% due 09/30/2039		133	120
5.750% due 09/30/2039		349	347
TransDigm, Inc. 6.000% due 01/15/2033		100	101
U.S. Renal Care, Inc. 10.625% due 06/28/2028 (i)		756	664

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

ValeSA 0.000% due 12/29/2049 ~(g)	BRL	20,000	1,230
Venture Global LNG, Inc.
9.500% due 02/01/2029		$296	334
9.875% due 02/01/2032		200	222
Viridien 8.750% due 04/01/2027 (i)		1,487	1,450
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^«(b)(c)		4,431	3,732
Yinson Boronia Production BV 8.947% due 07/31/2042		400	428

			22,230

UTILITIES 3.5%
FORESEA Holding SA 7.500% due 06/15/2030		239	230
Oi SA (10.000% Cash or 6.000% PIK) 10.000% due 06/30/2027 (b)		1,442	1,254
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (b)		2,313	231
Pacific Gas & Electric Co. 4.300% due 03/15/2045 (i)		827	693
Peru LNG SRL 5.375% due 03/22/2030 (i)		917	846

			3,254

Total Corporate Bonds & Notes (Cost $37,349)			34,145

CONVERTIBLE BONDS & NOTES 0.5%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (b)	EUR	23	10

INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		$600	486

Total Convertible Bonds & Notes (Cost $626)			496

MUNICIPAL BONDS & NOTES 0.9%
WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (e)		8,800	866

Total Municipal Bonds & Notes (Cost $1,074)			866

U.S. GOVERNMENT AGENCIES 46.6%
Fannie Mae
0.000% due 06/25/2044 •		224	156
0.605% due 11/25/2049 •(a)		97	15
0.655% due 03/25/2037 •(a)		96	10
0.755% due 11/25/2039 •(a)		91	10
0.905% due 01/25/2038 •(a)		141	14
0.985% due 03/25/2037 •(a)		109	11
1.005% due 12/25/2037 •(a)		140	12
1.015% due 06/25/2037 •(a)		51	4
1.055% due 04/25/2037 •(a)		281	33
1.205% due 11/25/2035 •(a)		13	0
1.405% due 11/25/2036 •(a)		520	65
1.805% due 02/25/2037 •(a)		94	12
3.000% due 04/25/2050 (a)		10,693	1,647
7.736% due 12/25/2042 ~		24	24
Freddie Mac
0.700% due 11/25/2055 ~(a)		5,349	358
0.755% due 05/25/2050 •(a)		953	136
0.983% due 03/15/2037 •(a)		250	26
1.113% due 09/15/2036 •(a)		136	14
1.123% due 09/15/2036 •(a)		282	32
10.545% due 10/25/2029 •(i)		250	270
Ginnie Mae 1.025% due 12/20/2048 •(a)		746	95
Ginnie Mae, TBA
3.500% due 11/01/2054		3,300	3,103
4.500% due 11/01/2054		1,700	1,678
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 04/01/2048		331	313
Uniform Mortgage-Backed Security, TBA
2.500% due 10/01/2054		150	129
3.000% due 10/01/2054		1,250	1,122
3.500% due 10/01/2054 - 11/01/2054		8,100	7,550

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

4.000% due 11/01/2054	1,650	1,586
4.500% due 11/01/2054	1,700	1,672
5.000% due 11/01/2054	2,400	2,399
5.500% due 11/01/2054	5,500	5,564
6.000% due 11/01/2054	6,700	6,848
6.500% due 11/01/2054	7,700	7,935
7.000% due 10/01/2054	400	416

Total U.S. Government Agencies (Cost $43,423)		43,259

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.9%
Atrium Hotel Portfolio Trust 6.894% due 12/15/2036 •(i)	600	583
Banc of America Funding Trust
2.371% due 03/20/2036 ~	72	68
3.389% due 12/20/2034 ~	93	66
5.846% due 01/25/2037 ~	86	80
Banc of America Mortgage Trust 6.000% due 07/25/2046	1	1
Bear Stearns Adjustable Rate Mortgage Trust 4.900% due 07/25/2036 ~	74	64
Bear Stearns ALT-A Trust
3.158% due 04/25/2035 ~	74	58
4.693% due 11/25/2035 ~	49	38
5.240% due 09/25/2035 ~	58	35
Bear Stearns Asset-Backed Securities Trust 7.165% due 03/25/2036 •(i)	1,632	634
Bear Stearns Commercial Mortgage Securities Trust 4.817% due 02/11/2041 ~	119	119
Bear Stearns Structured Products, Inc. Trust
4.213% due 12/26/2046 ~	126	100
5.515% due 01/26/2036 ~	216	160
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 þ	77	74
CD Mortgage Trust 5.688% due 10/15/2048	57	53
Chevy Chase Funding LLC Mortgage-Backed Certificates
5.269% due 08/25/2035 •	24	23
5.649% due 10/25/2034 •	1	1
Citigroup Commercial Mortgage Trust 5.590% due 12/10/2049 ~(i)	269	170
Citigroup Mortgage Loan Trust
5.602% due 11/25/2035 ~(i)	981	515
6.524% due 03/25/2037 ~	48	49
Connecticut Avenue Securities Trust 8.380% due 10/25/2041 •(i)	900	928
Countrywide Alternative Loan Trust
2.181% due 07/25/2036 •(a)	707	127
4.450% due 10/25/2035 ~	72	60
4.712% due 02/25/2037 ~	53	47
5.319% due 05/25/2036 •(i)	1,159	304
5.449% due 12/25/2046 •	32	19
5.500% due 08/25/2034	163	162
5.500% due 02/25/2036	11	7
5.629% due 10/25/2035 •	410	273
6.135% due 07/25/2035 •(i)	358	345
6.250% due 09/25/2034	24	24
6.500% due 08/25/2036 (i)	1,973	654
Countrywide Home Loan Mortgage Pass-Through Trust
3.810% due 03/25/2037 ~	206	168
4.511% due 10/20/2035 ~	8	7
4.850% due 10/20/2035 ~	60	57
5.271% due 10/20/2035 ~	18	18
5.449% due 03/25/2036 •	93	89
5.500% due 08/25/2035	11	6
5.749% due 02/25/2035 •	43	39
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036	79	69
Extended Stay America Trust 8.911% due 07/15/2038 •(i)	891	893
First Horizon Alternative Mortgage Securities Trust 5.615% due 11/25/2036 ~	122	82
First Horizon Mortgage Pass-Through Trust 5.091% due 01/25/2037 ~	167	90
Freddie Mac 12.780% due 10/25/2041 •(i)	1,200	1,294
GSR Mortgage Loan Trust 4.327% due 04/25/2035 ~	54	51
HarborView Mortgage Loan Trust
3.317% due 11/19/2034 ~	34	26
5.679% due 04/19/2034 •	3	2
6.031% due 08/19/2036 ~	1	1
7.526% due 02/25/2036 ~	15	4
HSI Asset Loan Obligation Trust 5.458% due 01/25/2037 ~	96	64

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

ILPTCommercial Mortgage Trust 9.289% due 10/15/2039 •		600	580
IndyMac INDX Mortgage Loan Trust
3.234% due 06/25/2037 ~		270	235
5.509% due 06/25/2037 •		411	495
5.529% due 03/25/2035 •		2	2
JP Morgan Mortgage Trust
5.500% due 01/25/2036		25	11
6.292% due 04/25/2037 ~		146	118
MASTR Adjustable Rate Mortgages Trust
4.485% due 10/25/2034 ~		52	47
6.029% due 11/25/2035 ~		241	109
Merrill Lynch Alternative Note Asset Trust 5.109% due 01/25/2037 •		604	176
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 5.509% due 07/25/2036 •		157	55
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~		786	616
Residential Accredit Loans, Inc. Trust
4.902% due 12/26/2034 ~		53	49
5.244% due 01/25/2036 ~		322	237
6.000% due 09/25/2035		254	87
6.000% due 08/25/2036		92	77
Structured Adjustable Rate Mortgage Loan Trust
4.142% due 04/25/2036 ~		145	78
4.625% due 09/25/2035 ~		29	18
4.635% due 01/25/2036 ~		183	103
4.667% due 09/25/2036 ~		116	81
6.523% due 05/25/2035 •(i)		672	519
Structured Asset Mortgage Investments Trust
5.429% due 02/25/2036 •(i)		136	109
5.529% due 02/25/2036 •		89	75
SunTrust Adjustable Rate Mortgage Loan Trust 6.764% due 01/25/2037 ~		25	17
WaMu Mortgage Pass-Through Certificates Trust
4.306% due 12/25/2036 ~(i)		160	144
5.064% due 07/25/2037 ~		43	38
Wells Fargo Commercial Mortgage Trust 5.092% due 12/15/2039 ~(i)		1,065	949

Total Non-Agency Mortgage-Backed Securities (Cost $15,646)			13,826

ASSET-BACKED SECURITIES 5.5%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	88
Avoca CLO DAC 0.000% due 07/15/2032 ~		1,000	813
Bear Stearns Asset-Backed Securities Trust 6.500% due 08/25/2036		$518	171
Belle Haven ABS CDO Ltd. 8.750% due 07/05/2046 •		34,966	73
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	134
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	206
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	198
0.000% due 01/25/2032 ~		300	92
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	177
Carrington Mortgage Loan Trust 5.119% due 08/25/2036 •		28	27
Citigroup Mortgage Loan Trust 5.129% due 01/25/2037 •		120	37
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		364	85
Countrywide Asset-Backed Certificates Trust 6.069% due 09/25/2034 •		26	25
Lehman XS Trust 4.250% due 05/25/2037 þ		17	16
Marlette Funding Trust
0.000% due 12/15/2028 «(e)		2	2
0.000% due 04/16/2029 «(e)		2	2
0.000% due 07/16/2029 «(e)		2	7
Morgan Stanley ABS Capital, Inc. Trust 5.029% due 05/25/2037 •		58	52
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(e)		1	260
0.000% due 10/15/2048 «(e)		2	381
0.000% due 02/16/2055 «(e)		0	186
Soundview Home Loan Trust 5.089% due 11/25/2036 •		149	42
South Coast Funding Ltd.
0.454% due 01/06/2041 •		393	69
0.454% due 01/06/2041 •(i)		11,064	1,935

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

WashingtonMutual Asset-Backed Certificates Trust 4.238% due 10/25/2036 •		75	27

Total Asset-Backed Securities (Cost $18,112)			5,105

SOVEREIGN ISSUES 4.7%
Argentina Government International Bond
0.750% due 07/09/2030 þ(i)		492	277
1.000% due 07/09/2029		97	63
3.500% due 07/09/2041 þ(i)		905	414
4.125% due 07/09/2035 þ(i)		563	262
5.000% due 01/09/2038 þ(i)		1,597	842
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	73	81
3.900% due 01/30/2033		162	193
4.000% due 01/30/2037		127	151
4.200% due 01/30/2042		159	189
Romania Government International Bond 5.250% due 05/30/2032		800	895
Russia Government International Bond 5.625% due 04/04/2042		$200	137
Turkey Government International Bond
50.000% due 09/06/2028 ~	TRY	24,200	701
51.594% due 05/17/2028 ~		4,400	128
Ukraine Government International Bond 1.000% due 01/27/2032	EUR	89	28
Venezuela Government International Bond
6.000% due 06/30/2049		$50	6
8.250% due 10/13/2024 ^(c)		4	1
9.250% due 09/15/2027 ^(c)		62	10

Total Sovereign Issues (Cost $4,362)			4,378

		SHARES
COMMON STOCKS 8.6%
COMMUNICATION SERVICES 1.9%
Clear Channel Outdoor Holdings, Inc.(d)		97,913	157
iHeartMedia, Inc. 'A'(d)		22,927	42
iHeartMedia, Inc. 'B'«(d)		17,837	30
Syniverse Holdings, Inc.«(h)		369,444	360
Windstream Units«(d)		52,536	1,219

			1,808

CONSUMER DISCRETIONARY 0.1%
Neiman Marcus Group Ltd. LLC«(d)(h)		516	68

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV«(d)(h)		4,155,239	0

FINANCIALS 1.9%
Banca Monte dei Paschi di Siena SpA		123,500	712
Intelsat Emergence SA«(h)		34,354	1,021

			1,733

HEALTH CARE 4.1%
Amsurg Equity«(d)(h)		71,417	3,851

INDUSTRIALS 0.6%
Drillco Holding Lux SA«(h)		5,770	142
Forsea Holding SA«		13,432	331
Sierra Hamilton Holder LLC«(d)(h)		100,456	0
Westmoreland Mining Holdings«(d)(h)		13,114	12
Westmoreland Mining LLC«(d)(h)		13,229	56

			541

Total Common Stocks (Cost $8,608)			8,001

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027«		236	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

Total Warrants (Cost $763)		0

PREFERRED SECURITIES 1.5%
BANKING & FINANCE 1.5%
AGFC Capital Trust 7.313% (TSFR3M + 2.012%) due 01/15/2067 ~(i)	1,000,000	657
OCP CLO Ltd. 0.000% due 04/26/2036 ~	1,400	683
SVB Financial Group 4.700% due 11/15/2031 ^(c)(g)	11,000	0

Total Preferred Securities (Cost $1,698)		1,340

REAL ESTATE INVESTMENT TRUSTS 0.2%
REAL ESTATE 0.2%
Uniti Group, Inc.	32,667	184

Total Real Estate Investment Trusts (Cost $207)		184

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.3%
U.S. TREASURY BILLS 0.3%
4.599% due 12/19/2024 (e)(f)(l)	$249	247

Total Short-Term Instruments (Cost $247)		247

Total Investments in Securities (Cost $151,827)		130,493

	SHARES
INVESTMENTS IN AFFILIATES 23.6%
SHORT-TERM INSTRUMENTS 23.6%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.6%
PIMCO Short-Term Floating NAV Portfolio III	2,243,448	21,844

Total Short-Term Instruments (Cost $21,825)		21,844

Total Investments in Affiliates (Cost $21,825)		21,844

Total Investments 164.2% (Cost $173,652)		$152,337
Financial Derivative Instruments(j)(k)6.1%(Cost or Premiums, net $143)		5,659
Other Assets and Liabilities, net (70.3)%		(65,195)

Net Assets 100.0%		$92,801

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity	11/02/2023 - 11/06/2023	$2,984	$3,851	4.15%
Drillco Holding Lux SA	06/08/2023	115	142	0.16
Intelsat Emergence SA	06/19/2017 - 03/01/2024	2,403	1,021	1.10
Neiman Marcus Group Ltd. LLC	09/25/2020	0	68	0.07
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	364	360	0.39
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	12	0.01
Westmoreland Mining LLC	06/30/2023	88	56	0.06

$6,346	$5,510	5.94%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	5.530%	09/10/2024	12/10/2024	(1,623)	$(1,628)
5.830	07/29/2024	10/29/2024	(469)	(474)
5.900	07/03/2024	10/03/2024	(147)	(149)
6.070	08/16/2024	02/14/2025	(199)	(201)
6.090	07/29/2024	01/21/2025	(251)	(254)
6.190	08/16/2024	02/14/2025	(843)	(850)
6.390	07/29/2024	01/21/2025	(842)	(853)
BRC	4.000	09/20/2024	TBD(2)	(162)	(162)
5.200	09/20/2024	TBD(2)	(773)	(775)
6.000	08/26/2024	02/26/2025	(245)	(246)
6.090	09/26/2024	01/24/2025	(128)	(128)
DBL	6.575	09/13/2024	11/08/2024	(1,536)	(1,540)
DEU	5.150	09/20/2024	TBD(2)	(2,897)	(2,902)
GLM	5.220	09/27/2024	06/24/2025	(1,622)	(1,623)
IND	5.930	08/07/2024	11/08/2024	(496)	(501)
5.980	08/07/2024	11/08/2024	(744)	(751)
JML	5.250	09/20/2024	11/12/2024	(1,455)	(1,458)
JPS	2.500	09/20/2024	11/12/2024	(164)	(164)
RTA	5.880	09/19/2024	01/21/2025	(710)	(712)
6.030	10/01/2024	11/15/2024	(479)	(479)
6.040	09/17/2024	11/01/2024	(480)	(481)
SOG	5.100	09/20/2024	TBD(2)	(74)	(74)
TDM	5.150	09/19/2024	12/18/2024	(656)	(657)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

	5.150		09/20/2024	TBD(2)		(875)	(876)
UBS	5.170		10/02/2024	01/03/2025		(551)	(551)
	5.800		07/02/2024	10/02/2024		(536)	(543)
	5.800		08/01/2024	10/08/2024		(751)	(759)

Total Reverse Repurchase Agreements							$(19,791)

SHORT SALES:
Description			Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA			2.000%	11/01/2054	$800	$(672)	$(663)

Total Short Sales (0.7)%						$(672)	$(663)

(i)						Securities with an aggregate market value of $23,021 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(16,491) at a weighted average interest rate of 6.057%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)						Open maturity reverse repurchase agreement.
(j)						FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON INDEXES
Description		Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-Mini S&P 500		5,490.000	10/18/2024	153	$8	$167	$84

Total Purchased Options						$167	$84

WRITTEN OPTIONS:
OPTIONS ON INDEXES
Description		Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-Mini S&P 500		5,780.000	10/18/2024	153	$8	$(653)	$(666)

Total Written Options						$(653)	$(666)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
						Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index December Futures	12/2024	161	$46,805		$1,155	$185	$0
U.S. Treasury 10-Year Note December Futures	12/2024	1	114		0	0	0

				$1,155		$185	$0

SHORT FUTURES CONTRACTS
						Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2025	1	$(240)		$5	$0	$0
3-Month SOFR Active Contract December Futures	03/2026	1	(243)		2	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(484)		5	1	0
3-Month SOFR Active Contract March Futures	06/2025	2	(482)		7	1	0
3-Month SOFR Active Contract March Futures	06/2026	1	(243)		2	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(476)		12	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(242)		2	1	0

				$35		$3	$0

Total Futures Contracts				$1,190		$188	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

SWAPAGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	1,600	$29	$6	$35	$0	$(1)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		600	123	298	421	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$3,700	0	106	106	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,900	0	55	55	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		300	0	12	12	1	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/15/2027		26,000	(151)	668	517	0	(53)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		1,250	(12)	109	97	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(36)	10	(26)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,200	(23)	3	(20)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	62	57	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	408	352	12	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	39	39	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	68	56	1	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(199)	(373)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		220	(9)	(16)	(25)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		40	0	(1)	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	93	(93)	0	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(21)	0	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		2,450	(73)	150	77	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(189)	(194)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,378	1,846	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	1,063	1,776	20	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	300	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		600	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		1,000	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		1,000	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		300	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		800	0	(2)	(2)	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(450)	(444)	15	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	197	179	0	(4)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	540	408	0	(11)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		800	72	61	133	0	(3)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,700	11	623	634	0	(24)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(226)	(178)	3	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(576)	(405)	8	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,600	11	102	113	0	(2)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	MXN	300	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027	400	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032	200	1	0	1	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032	800	3	0	3	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	500	0	0	0	0	0
Pay	CAONREPO	3.500	Semi-Annual	06/19/2034	CAD	1,000	35	5	40	3	0
Receive	CAONREPO	3.500	Semi-Annual	06/20/2044	600	7	(33)	(26)	0	(1)

Total Swap Agreements	$1,106	$4,145	$5,251	$99	$(126)

Cash of $2,935 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2024	BRL	11	$2	$0	$0
10/2024	HKD	1,706	219	0	0
10/2024	$2	BRL	11	0	0
10/2024	163	EUR	146	0	0
BPS	10/2024	BRL	384	$68	0	(3)
10/2024	EUR	1,319	1,470	2	0
10/2024	HKD	6,072	780	0	(2)
10/2024	$70	BRL	384	0	0
10/2024	171	EUR	155	2	0
BRC	10/2024	BRL	6	$1	0	0
10/2024	$1	BRL	6	0	0
10/2024	36	GBP	27	0	0
10/2024	121	TRY	4,328	4	0
11/2024	1,460	54,535	56	0
01/2025	TRY	1,921	$51	0	0
02/2025	$12	TRY	485	0	0
CBK	10/2024	354	EUR	318	0	0
11/2024	EUR	144	$161	1	0
DUB	10/2024	BRL	352	64	0	(1)
10/2024	$63	BRL	352	2	0
FAR	10/2024	AUD	100	$69	0	0
10/2024	$9,799	EUR	8,763	0	(45)
11/2024	EUR	8,763	$9,812	44	0
11/2024	$69	AUD	100	0	0
JPM	11/2024	315	TRY	11,818	13	0
12/2024	TRY	26,455	$701	0	(16)
02/2025	$28	TRY	1,136	1	0
05/2025	141	6,202	5	0
MBC	10/2024	GBP	118	$158	0	0
10/2024	JPY	5,000	34	0	(1)
10/2024	$163	CAD	221	0	0
10/2024	119	GBP	91	3	0
10/2024	93	JPY	13,364	0	0
11/2024	CAD	221	$163	0	0
11/2024	GBP	83	111	0	0
11/2024	$158	GBP	118	0	0
MYI	10/2024	EUR	8,653	$9,644	12	0
10/2024	$103	EUR	93	0	0
SCX	10/2024	CAD	221	$164	1	0
TOR	10/2024	JPY	5,651	39	0	0
10/2024	$68	AUD	100	1	0
11/2024	39	JPY	5,625	0	0
UAG	10/2024	CHF	61	$73	1	0
10/2024	$72	CHF	61	0	0
11/2024	CHF	61	$72	0	0
02/2025	$11	TRY	450	1	0

Total Forward Foreign Currency Contracts	$149	$(68)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$86	$0	$0	$0	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

CREDITDEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Entity		Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «		4.650%	Quarterly	06/30/2029	0.078%	$400	$0	$32	$32	$0
MYC	Petroleos Mexicanos		1.000	Quarterly	12/20/2028	4.114	100	(20)	9	0	(11)

								$(20)	$41	$32	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Index/Tranches			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index «			0.320%	Monthly	07/25/2045	$660	$(131)	$82	$0	$(49)
	ABX.HE.PENAAA.7-1 Index «			0.090	Monthly	08/25/2037	424	(326)	299	0	(27)

								$(457)	$381	$0	$(76)

TOTAL RETURN SWAPS ON INDEXES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Receive	NDDUEAFE Index	18	4.960% (FEDL01 plus a specified spread)	Monthly	01/08/2025	$158	$0	$(1)	$0	$(1)
MYI	Receive	NDDUEAFE Index	5,097	4.865% (FEDL01 plus a specified spread)	Maturity	11/20/2024	36,984	0	6,057	6,057	0
ULO	Receive	NDDUEAFE Index	79	5.035% (FEDL01 plus a specified spread)	Monthly	05/07/2025	695	0	(2)	0	(2)

								$0	$6,054	$6,057	$(3)

Total Swap Agreements								$(477)	$6,476	$6,089	$(90)

(l)

Securities with an aggregate market value of $247 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2024

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

Investmentsin Securities, at Value
Loan Participations and Assignments	$0	$8,714	$9,932	$18,646
Corporate Bonds & Notes
Banking & Finance	0	8,661	0	8,661
Industrials	0	18,498	3,732	22,230
Utilities	0	3,254	0	3,254
Convertible Bonds & Notes
Banking & Finance	0	10	0	10
Industrials	0	486	0	486
Municipal Bonds & Notes
West Virginia	0	866	0	866
U.S. Government Agencies	0	43,259	0	43,259
Non-Agency Mortgage-Backed Securities	0	13,826	0	13,826
Asset-Backed Securities	0	4,267	838	5,105
Sovereign Issues	0	4,378	0	4,378
Common Stocks
Communication Services	199	0	1,609	1,808
Consumer Discretionary	0	0	68	68
Financials	712	0	1,021	1,733
Health Care	0	0	3,851	3,851
Industrials	0	0	541	541
Preferred Securities
Banking & Finance	0	1,340	0	1,340
Real Estate Investment Trusts
Real Estate	184	0	0	184
Short-Term Instruments
U.S. Treasury Bills	0	247	0	247

$1,095	$107,806	$21,592	$130,493
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,844	$0	$0	$21,844

Total Investments	$22,939	$107,806	$21,592	$152,337

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(663)	$0	$(663)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	269	102	0	371
Over the counter	0	6,206	32	6,238

$269	$6,308	$32	$6,609
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(666)	(126)	0	(792)
Over the counter	0	(82)	(76)	(158)

$(666)	$(208)	$(76)	$(950)

Total Financial Derivative Instruments	$(397)	$6,100	$(44)	$5,659

Totals	$22,542	$113,243	$21,548	$157,333

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$8,272	$1,035	$(11)	$(2)	$0	$160	$478	$0	$9,932	$160
Corporate Bonds & Notes
Banking & Finance	1,074	0	(1,097)	0	11	12	0	0	0	(141)
Industrials	4,032	0	0	0	0	(300)	0	0	3,732	(300)
Non-Agency Mortgage-Backed Securities	1,085	0	(58)	7	10	59	0	(1,103)	0	0
Asset-Backed Securities	985	0	(1)	0	0	(106)	0	(40)	838	(108)
Common Stocks
Communication Services(3)	1,251	0	0	0	0	358	0	0	1,609	358
Consumer Discretionary(4)	70	0	0	0	0	(2)	0	0	68	(2)
Energy	15	0	(16)	0	8	(7)	0	0	0	0
Financials	1,278	0	0	0	0	(257)	0	0	1,021	(257)
Health Care	3,535	0	0	0	0	316	0	0	3,851	316

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2024 (Unaudited)

Industrials	534	0	0	0	0	7	0	0	541	7
Warrants
Financials	1	0	0	0	0	(1)	0	0	0	0
Preferred Securities
Industrials	0	0	0	0	(741)	741	0	0	0	0

	$22,132	$1,035	$(1,183)	$5	$(712)	$980	$478	$(1,143)	$21,592	$33
Financial Derivative Instruments- Assets
Over the counter	$31	$0	$0	$0	$0	$1	$0	$0	$32	$1

Financial Derivative Instruments- Liabilities
Over the counter	$(85)	$4	$(22)	$0	$25	$2	$0	$0	$(76)	$6

Totals	$22,078	$1,039	$(1,205)	$5	$(687)	$983	$478	$(1,143)	$21,548	$40

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$226	Comparable Companies			EBITDA Multiple		X	15.500	—
		5,084	Discounted Cash Flow			Discount Rate			7.220 - 25.750	12.504
		478	Expected Recovery			Recovery Rate			83.144	—
		1,008	Proxy Pricing			Base Price			100.000	—
		1,106	Recent Transaction			Purchase Price			100.000	—
		2,030	Third Party Vendor			Broker Quote			103.500	—
Corporate Bonds & Notes
Industrials		3,732	Comparable Companies/Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	1.000/9.500	—
Asset-Backed Securities		838	Discounted Cash Flow			Discount Rate			12.000 – 13.000	12.222
Common Stocks
Communication Services		1,219	Comparable Companies			EBITDA Multiple		X	4.439	—
		360	Discounted Cash Flow			Discount Rate			12.950	—
		30	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Consumer Discretionary		68	Comparable Companies/Discounted Cash Flow			Revenue multiple/EBITDA multiple/Discount Rate		X/X /%	0.610/6.830/10.000	—
Financials		1,021	Comparable Companies			EBITDA Multiple		X	4.400	—
Health Care		3,851	Comparable Companies			EBITDA Multiple		X	15.500	—
Industrials		541	Indicative Market Quotation			Broker Quote			$0.880 - 24.656	24.656
Financial Derivative Instruments- Assets
Over the counter		32	Indicative Market Quotation			Broker Quote			7.840	—
Financial Derivative Instruments- Liabilities
Over the counter		(76)	Indicative Market Quotation			Broker Quote			$92.500 – 93.500	92.856

Total		$21,548

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)									Sector type updated from Industrials to Consumer Discretionary since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act, As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange

Notes to Financial Statements (Cont.)

Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$19,770	$26,459	$(24,400)	$4	$11	$21,844	$264	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DBL	Deutsche Bank AG London	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	ULO	UBS AG London
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	NDDUEAFE	MSCI EAFE Index	SONIO	Sterling Overnight Interbank Average Rate
CAONREPO	Canadian Overnight Repo Rate Average	S&P 500	Standard & Poor's 500 Index	TSFR3M	Term SOFR 3-Month
FEDL01	Federal funds effective rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BRL-CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind